Exhibit 10.25

EXHIBIT B

Service Escalations to the Issuer and Its Designee

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Requests requiring legal review or determination
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Requests for Shareholder lists or other Shareholder records
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Requests for rescission of a subscription or purchase
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Reviews and approvals relating to Foreign investors
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Proposed resales raising transfer-restriction or securities law concerns
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Transfers requiring supporting legal documentation